FOR RELEASE: CONTACT:	New Hartford, NY, March 12, 2020 Christopher R. Byrnes (315) 738-0600 ext. 6226 cbyrnes@partech.com, www.partech.com

PAR TECHNOLOGY CORPORATION ANNOUNCES 2019 FOURTH QUARTER AND FULL YEAR RESULTS

New Hartford, NY- 3/12/2020 -- PAR Technology Corporation (NYSE: PAR) ("Company" or "PAR") today announced its results for its fourth quarter and for the year ended December 31, 2019.

Summary of Fiscal 2019 Fourth Quarter Financial Results

•	Revenues were reported at $52.9 million for the fourth quarter of 2019, compared to $46.7 million for the same period in 2018, a 13.4% increase.

•	GAAP net loss for the fourth quarter of 2019 was $5.8 million, or $0.35 loss per share, compared to the GAAP net loss of $6.2 million, or $0.38 loss per share reported for the same period in 2018.

•	Non-GAAP net loss for the fourth quarter of 2019 was $4.4 million, or $0.27 loss per share, compared to non-GAAP net loss of $3.7 million, or $0.23 loss per share, for the same period in 2018.

Summary of Full Year Financial Results

•	Revenues were reported at $187.2 million for the year ended December 31, 2019, compared to $201.2 million for the same period in 2018, a 7.0% decrease.

•
GAAP net loss for the year ended December 31, 2019 was $15.6 million, or $0.96 loss per share, a decrease from the GAAP net loss of $24.1 million, or $1.50 loss per share reported for the same period in 2018.

•	Non-GAAP net loss for the year ended December 31, 2019 was $9.3 million, or $0.57 loss per share, compared to non-GAAP net loss of $5.0 million or $0.31 loss per share, for the same period in 2018.

A reconciliation and description of non-GAAP financial measures to corresponding GAAP financial measures are included in the tables at the end of this press release.

“Our fourth quarter numbers reflect a growing company amidst a continued transition. We are moving away from a software license and hardware sales model to a subscription model that provides recurring revenues, offers considerable customer benefits and will produce solid profitability for our Company in the long term. We are building an industry leading restaurant management platform by accelerating both our organic and inorganic growth, with a constant focus on long term success,” commented Savneet Singh, PAR Technology CEO & President. “We are experiencing strong demand for our SaaS solutions, and are excited about the successful integration and performance of recently acquired businesses along with our recently introduced payment services solution. We are carefully monitoring the market impacts surrounding the recent Coronavirus outbreaks and are taking steps to mitigate near-term supply chain issues and challenges for our customers. We continue to prioritize the health and safety of our employees and have strengthened our oversight given the current concerns.”

Highlights of the Fourth Quarter 2019:
-- Brink ARR* at end of Q4 '19 now totals $19.2 million - an increase of 32% and $4.7 million from end of Q4 '18
-- New store activations in Q4 totaled 622 sites
-- Brink bookings in Q4 '19 - 913 restaurants
-- Active Brink sites at end of December now total 9,800 restaurants (net of churn)
-- Brink Open Orders (backlog) totaled 1,390 stores at end of Q4
-- Brink bookings in Q4' 19 ASP** = over $200 per month
*ARR - Run rate of annual recurring revenues - SaaS and support revenues
**ASP - Average selling price SaaS and support revenues

Conference Call.

There will be a conference call at 4:30 p.m. (Eastern) on March 12, 2020, during which the Company’s management will discuss the financial results for its fourth quarter and full year ended December 31, 2019.  To participate in the call, please call 844-419-5412, approximately 10 minutes in advance.  No passcode is required to participate in the live call or to listen to the replay version.  Individual & Institutional Investors will have the opportunity to listen to the conference call/event over the internet by visiting the Company’s website at www.partech.com/about/news.  Alternatively, listeners may access an archived version of the presentation call after 7:30 p.m. on March 12, 2020 through March 19, 2020 by dialing 855-859-2056 and using conference ID 6782657.

About PAR Technology Corporation.

PAR is a customer success-driven, global restaurant/retail technology company.  PAR has over 40 years of experience and 100,000+ restaurants in more than 110 countries that are utilizing its point of sale hardware and software. PAR’s Brink integration ecosystem enables quick service, fast casual, table service, and cloud restaurants to improve their operational efficiency by combining its cloud-based POS software with the world’s leading restaurant technology platforms.  PAR’s Government segment is a leader in providing computer-based system design, engineering and technical services to the Department of Defense and various federal agencies. PAR Technology Corporation's stock is traded on the New York Stock Exchange under the symbol PAR. For more information, visit www.partech.com or connect with PAR on Facebook at www.facebook.com/parpointofsale or Twitter at www.twitter.com/Par_tech.

Forward-Looking Statements.

This press release contains “forward-looking statements” within the meaning of Section 21E of the Exchange Act, Section 27A of the Securities Act, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical in nature, but rather are predictive of our future operations, financial condition, business strategies and prospects. Forward-looking statements are generally identified by words such as “anticipate,” “believe,” “belief,” “continue,” “could,” “expect,” “estimate,” “intend,” “may,” “opportunity,” “plan,” “should,” “will,” “would,” “will likely result” and similar expressions. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results to differ materially from those expressed in, or implied by, the forward-looking statements, including: risks related to delays in new product development and/or product introduction; changes in customer base, or in product and service demands from our customers, particularly as to those restaurant chain customers and the U.S. Department of Defense that represent a significant portion of our revenue; risks associated with the internal investigation into conduct at our China and Singapore offices, including sanctions and fines that may be imposed by China and Singapore authorities; our ability to successfully integrate our recent acquisitions and realize expected synergies therefrom; and our ability to execute our business plan and grow our Brink business. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in our filings with the Securities and Exchange Commission. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities law.

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PAR TECHNOLOGY CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)

	December 31,
Assets	2019	2018
Current assets:
Cash and cash equivalents	$28,036	$3,485
Accounts receivable-net	41,774	26,219
Inventories-net	19,326	22,737
Other current assets	4,427	3,251
Total current assets	93,563	55,692
Property, plant and equipment - net	14,351	12,575
Goodwill	41,386	11,051
Intangible assets - net	32,948	10,859
Lease right-of-use assets	3,017	—
Other assets	4,347	4,504
Total Assets	$189,612	$94,681
Liabilities and Shareholders’ Equity
Current liabilities:
Current portion of long-term debt	$630	$—
Borrowings on line of credit	—	7,819
Accounts payable	16,385	12,644
Accrued salaries and benefits	7,769	5,940
Accrued expenses	3,176	2,113
Lease liability current portion	2,060	—
Customer deposits and deferred service revenue	12,084	9,851
Other current liabilities	—	2,550
Total current liabilities	42,104	40,917
Lease liabilities - net of current portion	1,021	—
Long-term debt	62,414	—
Deferred revenue – noncurrent	3,916	4,407
Other long-term liabilities	7,310	3,411
Total liabilities	116,765	48,735
Shareholders’ Equity:
Preferred stock, $.02 par value, 1,000,000 shares authorized, none outstanding	—	—
Common stock, $.02 par value, 29,000,000 shares authorized; 18,360,205 and 17,879,761 shares issued, 16,629,177 and 16,171,652 outstanding at December 31, 2019 and December 31, 2018, respectively	367	357
Capital in excess of par value	94,372	50,251
Retained earnings	(10,144)	5,427
Accumulated other comprehensive loss	(5,368)	(4,253)
Treasury stock, at cost, 1,731,028 and 1,708,109 shares at December 31, 2019 and December 31, 2018, respectively	(6,380)	(5,836)
Total shareholders’ equity	72,847	45,946
Total Liabilities and Shareholders’ Equity	$189,612	$94,681

PAR TECHNOLOGY CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)

	Three months ended December 31,		Year ended December 31,
	2019	2018	2019	2018
Net revenues:
Product	$20,180	$16,129	$66,329	$78,787
Service	15,464	14,667	56,978	55,282
Contract	17,279	15,856	63,925	67,177
Total net revenues	52,923	46,652	187,232	201,246
Costs of sales:
Product	16,235	13,850	51,147	60,694
Service	10,224	12,107	39,368	42,107
Contract	15,564	13,977	58,243	59,982
Total costs of sales	42,023	39,934	148,758	162,783
Gross margin	10,900	6,718	38,474	38,463
Operating expenses:
Selling, general and administrative	9,852	9,396	37,014	34,983
Research and development	4,139	3,330	13,372	12,412
Amortization of identifiable intangible assets	495	242	1,219	966
Total operating expenses	14,486	12,968	51,605	48,361
Operating (loss)	(3,586)	(6,250)	(13,131)	(9,898)
Other (expense) income, net	(298)	186	(1,503)	306
Interest expense, net	(1,593)	(126)	(4,571)	(387)
Loss before provision for (benefit from) income taxes	(5,477)	(6,190)	(19,205)	(9,979)
(Provision for) income taxes	(354)	27	3,634	(14,143)
Net loss	$(5,831)	$(6,163)	$(15,571)	$(24,122)
Basic Loss per Share:
Net loss	$(0.35)	$(0.38)	$(0.96)	$(1.50)
Diluted Loss per Share:
Net loss	$(0.35)	$(0.38)	$(0.96)	$(1.50)
Weighted average shares outstanding
Basic	16,570	16,079	16,223	16,041
Diluted	16,570	16,079	16,223	16,041

PAR TECHNOLOGY CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL RESULTS
(in thousands, except per share and per share data)
(Unaudited)

	Three Months Ended December 31, 2019			Three Months Ended December 31, 2018
	Reported basis (GAAP)	Adjustments	Comparable basis (Non-GAAP)	Reported basis (GAAP)	Adjustments	Comparable basis (Non-GAAP)
Net revenues	52,923	$—	$52,923	$46.652		$46,652
Costs of sales	42,023	(363)	42,386	39,934	2,606	37,328
Gross margin	10,900	(363)	10,537	6,718	2,606	9,324
Operating Expenses:
Selling, general and administrative	9,852	1,028	8,824	9,396	503	8,893
Research and development	4,139	—	4,139	3,330	—	3,330
Acquisition amortization	495	495	—	242	242	—
Total operating expenses	14,486	1,523	12,963	12,968	745	12,223
Operating (loss) income	(3,586)	1,160	(2,426)	(6,250)	3,351	(2,899)
Other (expense) income, net	(298)		(298)	186	(50)	136
Interest (expense) income, net	(1,593)	724	(869)	(126)	—	(126)
(Loss) income before benefit from (provision for) income taxes	(5,477)	1,884	(3,593)	(6,190)	3,301	(2,889)
(Provision for) benefit from income taxes	(354)	(452)	(806)	27	(792)	(765)
Net loss	$(5,831)		$(4,399)	$(6,163)		$(3,654)
Loss per diluted share	$(0.35)		$(0.27)	$(0.38)		$(0.23)

About Non-GAAP Financial Measures

The Company reports its financial results in accordance with GAAP.  However, non-GAAP adjusted financial measures, as set forth in the reconciliation table above, are provided because management uses these non-GAAP financial measures in evaluating the results of the Company's continuing operations and believes this information provides investors supplemental insight into underlying business trends and operating results. These non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles and should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. In addition, these non-GAAP financial measures should be read in conjunction with the Company’s financial statements prepared in accordance with GAAP.

The Company's results of operations are impacted by certain non-recurring charges, including equity based compensation, divestiture related expenditures, expense related to the internal investigation into conduct in China and Singapore (the "China/Singapore internal investigation"), and other non-recurring charges that may not be indicative of the Company’s financial performance. Management believes that adjusting its operating expenses, operating loss, net loss and diluted loss per share to remove non-recurring charges provides a useful perspective with respect to the Company's operating results and provides supplemental information to both management and investors by removing items that are difficult to predict and are often unanticipated.  While the Company believes the adjustments provide a useful comparison, the reconciliations of non-GAAP financial measures to corresponding GAAP measures should be carefully evaluated.

During the fourth quarter of 2019, the Company completed the sale of substantially all of the assets relating to the SureCheck product group within the Company's Restaurant/Retail segment. The Company made final adjustments of ($363,000) related to the sale, this represents adjustments of ($289,000) for inventory and ($74,000) for costs of service. The Company recorded approximately $159,000 of expenses related to the Company's continued cooperation with the Singapore authorities in connection with the findings of the completed China/Singapore internal investigation. Additionally, approximately $869,000 of equity based compensation charges were recorded during the fourth quarter of 2019. The Company recognized amortization of acquired intangible assets of approximately $242,000 related to the Company’s 2014 acquisition of Brink Software, Inc. (the "Brink Acquisition"), $171,000 related to the Company's 2019 acquisition of assets of 3M Company’s Drive-Thru Communications Systems business (the “Drive-Thru Asset Acquisition”) and $82,000 related to the Company’s acquisition of 100% of the limited liability company interests of AccSys, LLC (“Restaurant Magic Acquisition”). The provision for income tax was based on 24%, or approximately $452,000 to reflect the tax impact of non-GAAP adjustments. Further, the Company recognized approximately $724,000 accretion of interest related to the Company's 4.5% Convertible Senior Notes due 2024 (the "Notes").

During the fourth quarter of 2018, the Company recorded a one-time reserve of $1,020,000 on hardware inventory as well as a one-time impairment charge of $1,586,000 related to SureCheck. The Company also recorded $218,000 of selling, general and administrative expenses related to the China/Singapore internal investigation. Additionally, $285,000 of equity based compensation charges were recorded during the fourth quarter of 2018. The Company recognized amortization of acquired intangible assets of $242,000 and a $50,000 reduction in the contingent consideration payable related to the Brink Acquisition. The benefit from income tax was based on 24%, or $792,000, to reflect the tax impact from non-GAAP adjustments.

PAR TECHNOLOGY CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL RESULTS
(in thousands, except per share and per share data)
(Unaudited)

	Twelve Months Ended December 31, 2019			Twelve Months Ended December 31, 2018
	Reported basis (GAAP)	Adjustments	Comparable basis (Non-GAAP)	Reported basis (GAAP)	Adjustments	Comparable basis (Non-GAAP)
Net revenues	$187,232	$—	$187,232	$201,246	$—	$201,246
Costs of sales	148,758	1,356	147,402	162,783	2,606	160,177
Gross margin	38,474	1,356	39,830	38,463	2,606	41,069
Operating Expenses:
Selling, general and administrative	37,014	3,577	33,437	34,983	2,407	32,576
Research and development	13,372	108	13,264	12,412	—	12,412
Acquisition amortization	1,219	1,219	—	966	966	—
Total operating expenses	51,605	4,904	46,701	48,361	3,373	44,988
Operating (loss) income	(13,131)	6,260	(6,871)	(9,898)	5,979	(3,919)
Other (expense) income, net	(1,503)	—	(1,503)	306	450	(144)
Interest (expense) income, net	(4,571)	2,003	(2,568)	(387)	—	(387)
(Loss) income before benefit from (provision for) income taxes	(19,205)	8,263	(10,942)	(9,979)	5,529	(4,450)
Benefit from (provision for) income taxes	3,634	2,082	1.552	(14,143)	(13,567)	(576)
Net loss	$(15,571)		$(9,390)	$(24,122)		$(5,026)
Loss per diluted share	$(0.96)		$(0.57)	$(1.50)		$(0.31)

During the year ended December 31, 2019, the Company recorded $1,213,000 of expenses related to the sale of the SureCheck product group, this represents $509,000 related to inventory reserve and $704,000 in costs of service related to impairment of intangible assets for the SureCheck product group. The Company recorded $554,000 of expenses related to the China/Singapore internal investigation and severance expenses of $568,000 of which $143,000 were recorded in cost of sales and $317,000 in selling, general and administrative expenses and $108,000 in research and development expenses. Additionally, $2,706,000 of equity based compensation charges were recorded during 2019. The Company recognized amortization of acquired intangible assets of approximately $966,000 related to the Brink Acquisition, $171,000 related to the Drive-Thru Asset Acquisition and $82,000 related to the Restaurant Magic Acquisition. The provision for income tax was was based on a 24%, or $1,983,000 to reflect the tax impact of non-GAAP adjustments as well as a $4,065,000 tax benefit relating to the sale of the Notes. Further, the Company recognized $2,003,000 accretion of interest related to the Notes.

During the year ended December 31, 2018, the Company recorded a one-time reserve of $1,020,000 on hardware inventory as well as a one-time impairment charge of $1,586,000 related to SureCheck. The Company also recorded $1,134,000 of selling, general and administrative expenses related to the China/Singapore internal investigation. Additionally, $1,039,000 of equity based compensation charges were recorded during the year ended December 31, 2018. There were $234,000 of severance expenses recorded in the year ended December 31, 2018. The Company recognized amortization of acquired intangible assets of $966,000 related to the Brink Acquisition as well as a $450,000 reduction in the amount payable under contingent consideration related to that acquisition. The Company recorded a one-time $14,894,000 valuation allowance to reduce the carrying value of its deferred tax assets pursuant to FASB ASC 740. The valuation allowance was offset by $1.3 million or 24% to reflect the tax impact of non-GAAP adjustments.